UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2004 (July 28, 2004)

Rockwell Automation, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12383 (Commission File Number)	25-1797617 (I.R.S. Employer Identification No.)

777 East Wisconsin Avenue, Suite 1400,
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

(414) 212-5299
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.   Results of Operations and Financial Condition.

            Registrant’s press release dated July 28, 2004, announcing its financial results for the quarter ended June 30, 2004, is furnished herewith as Exhibit 99 and is incorporated herein by reference.

(Page 2 of 4 Pages)

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)
By	/s/ Douglas M. Hagerman

Douglas M. Hagerman Senior Vice President, General Counsel and Secretary

Date: July 28, 2004 (Page 3 of 4 Pages) EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Registrant dated July 28, 2004.

(Page 4 of 4 Pages)